UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2022

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01 Other Events.

As part of its previously disclosed strategic review, on January 11, 2022, Citigroup Inc. (Citi) announced that it intends to exit the consumer, small business and middle market banking operations of Citibanamex, which would advance Citi’s strategic goals to invest in businesses aligned with Citi’s core strengths, simplify its operations and drive long-term shareholder value. The businesses in the intended exit include the Mexico consumer and small business banking operations, reported as part of Citi’s Global Consumer Banking segment, as well as the Mexico middle market banking business, reported in Citi’s Institutional Clients Group segment. The Mexico consumer and small business banking operations included in the intended exit represent the entirety of the Latin America Global Consumer Banking unit. Citi will continue to operate a locally-licensed banking business in Mexico through its global Institutional Clients Group, which remains important to Citi’s global network.

The method and timing of Citi’s exit from its consumer, small business and middle market banking operations in Mexico, which could include a sale or a public market alternative, will be determined by Citi and will be aligned with its objectives of maximizing shareholder value and strengthening both the businesses that Citi will exit and those it will retain. The exit process is subject to various conditions and approvals, including applicable regulatory approvals in both the U.S. and Mexico.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission (SEC). These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or occurrences. Actual results and capital and other financial condition may differ materially from those included in these statements due to a variety of factors. These factors include, among others, consummation of the intended exit, such as satisfying various conditions and approvals, macroeconomic challenges and uncertainties and local banking conditions; the incurrence of unexpected charges or expenses; the impact of the accounting for currency translation adjustments related to the affected businesses; and the precautionary statements included in this current report. These factors also consist of those contained in Citi’s filings with the SEC, including without limitation the “Risk Factors” section of Citi’s 2020 Form 10-K. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

101	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: January 11, 2022
	By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara
Controller and Chief Accounting Officer

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